UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 18, 2006

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois		60045-4811
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 8.01               Other Events.

A statement setting forth the computation of Brunswick Corporation’s ratios of earnings to fixed charges for the three months ended March 31, 2005 and 2006 and the years ended December 31, 2003, 2004 and 2005 is attached hereto as Exhibit 12.1 and is incorporated herein by reference.

Item 9.01                                 Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description of Document

12.1	Computation of ratio of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: July 18, 2006	By:	/s/ Marschall I. Smith
		Name:	Marschall I. Smith
		Title:	Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document

12.1	Computation of ratio of earnings to fixed charges.